Restricted cash	12 Months Ended
Dec. 31, 2018
Restricted Cash and Investments [Abstract]
Restricted cash
Note 14 – Restricted cash

Restricted cash consists of the following:

	Successor	Predecessor
(In $ millions)	December 31, 2018	December 31, 2017
Funding Escrow for NSN (1)	328	—
Cash pledged as collateral (2)	101	76
Other	32	28
Total restricted cash	461	104

(1) Restricted cash at December 31, 2018 included cash held as collateral against the New Secured Notes. This included (i) $228 million of the initial proceeds from issuing the notes, (ii) $55 million deferred consideration payment from Sapura Energy and (iii) $43 million shareholder loan repayment from Seabras Sapura.

(2) Cash held as collateral against guarantees and other linked facilities we have with Danske Bank.